UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 18, 2006

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road
Houston, Texas		77056-5306
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On October 18, 2006, Southern Union Company (the “Company’’) entered into an underwriting agreement for the sale of $600 million aggregate principal amount of the Company’s 7.20% 2006 Series A Junior Subordinated Notes Due 2066 (the “Junior Notes”) with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the several underwriters named in the underwriting agreement (the “Underwriting Agreement”). Such Junior Notes were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement became effective on October 13, 2006 (File No. 333-137998). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1

Underwriting Agreement, dated October 18, 2006, by and between the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives for the several underwriters named in the Underwriting Agreement.

4.1

The Second Supplemental Indenture to the Company’s May 10, 1995 Indenture pursuant to which the 7.20% 2006 Series A Junior Subordinated Notes Due 2066 will be issued. The form of the 2006 Series A Junior Subordinated Notes Due 2066 is included as Exhibit A to the copy of the Second Supplemental Indenture.**

4.2	The Replacement Capital Covenant, dated as of October 23, 2006, by Southern Union Company, a Delaware corporation, in favor and for the benefit of each Covered Holder (as defined therein).**

5.1	Opinion of Fleischman and Walsh, L.L.P.

8	Tax Opinion of Roberts & Holland LLP.

23.1	Consent of Fleischman and Walsh, L.L.P. (contained in the opinion of counsel filed as Exhibit 5.1 hereto).

23.2	Consent of special tax counsel to Southern Union Company (contained in the opinion of counsel filed as Exhibit 8 hereto).

** These Exhibits will be filed under cover of a Form 8-K/A as soon as practicable.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union’s Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: October 18, 2006	/s/ Robert M. Kerrigan, III
Name: Robert M. Kerrigan, III
Title: Vice President - Assistant General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1

Underwriting Agreement, dated October 18, 2006, by and between the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives for the several underwriters named in the Underwriting Agreement.

4.1

The Second Supplemental Indenture to the Company’s May 10, 1995 Indenture pursuant to which the 7.20% 2006 Series A Junior Subordinated Notes Due 2066 will be issued. The form of the 2006 Series A Junior Subordinated Notes Due 2066 is included as Exhibit A to the copy of the Second Supplemental Indenture.**

4.2	The Replacement Capital Covenant, dated as of October 23, 2006, by Southern Union Company, a Delaware corporation, in favor and for the benefit of each Covered Holder (as defined therein).**

5.1	Opinion of Fleischman and Walsh, L.L.P.

8	Tax Opinion of Roberts & Holland LLP.

23.1	Consent of Fleischman and Walsh, L.L.P. (contained in the opinion of counsel filed as Exhibit 5.1 hereto).

23.2	Consent of special tax counsel to Southern Union Company (contained in the opinion of counsel filed as Exhibit 8 hereto).

** These Exhibits will be filed under cover of a Form 8-K/A as soon as practicable.